Classification: Internal Use Fifth Third Banc rp | All Rights Reserved

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this document. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies; and (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity. You should refer to our periodic and current reports filed with the SEC for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 26 through 28 of our 4Q20 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved • Strong reported and adjusted return metrics, reflecting solid operating results • Strong PPNR performance driven by fee growth, including record commercial banking revenue • Solid credit quality, with stable NCOs and a decline in NPAs • Allowance for credit losses ratio2 of 2.41% down 8 bps sequentially; benefit from provision driven by improved macroeconomic environment and credit results • Period end loan-to-core deposit ratio of 69% (66% ex. PPP) • CET1 approximately 84 bps above target; expect to repurchase shares up to $180 million in 1Q21 • Committed $2.8 billion to promote equality, equity, and inclusion for all excl. AOCI For end note descriptions, see end note summary starting on page 31

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Securities1Commercial Consumer Total loan yield $ in billions; loan & lease balances exclude HFS Short-term investments Taxable securities yield Commercial Consumer Commercial Consumer $ in billions $ in billions $ in billions ~$5.1BN in PPP loans ~$4.8BN in PPP loans .~$5.2BN in PPP loans ~$5.2BN in PPP loans Large increase in period-end HFS loan balances driven by purchase of $2.1BN govt guaranteed residential mortgages Totals shown above may not foot due to rounding

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Commercial Consumer Total IB core deposit rate $ in billions $ in billions Total wholesale funding Wholesale funding cost Total wholesale fundingCommercial Consumer $ in billions $ in billions Totals shown above may not foot due to rounding

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved T o ta l n e t in te re s t in co m e ; $ m ill io n s NII $ in millions; NIM change in bps (net of deposit actions) (including loan runoff) Cumulative quarterly impact of hedge portfolio; 4Q20 For end note descriptions, see end note summary starting on page 31

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved (excl. securities (gains)/losses)1 • Adjusted noninterest income1 up $111 million, or 16% • Primary drivers: ‒ Other noninterest income (up 260%) ‒ Commercial banking revenue (up 13%) ‒ Service charges on deposits (up 1%) ‒ Partially offset by mortgage banking revenue (down 67%) T o ta l n o n in te re s t in co m e ; $ m ill io n s • Adjusted noninterest income1 up $90 million, or 12% • Primary drivers: ‒ Other noninterest income (up 158%) ‒ Commercial banking revenue (up 11%) ‒ Wealth and asset management revenue (up 3%) ‒ Partially offset by mortgage banking revenue (down 66%) For end note descriptions, see end note summary starting on page 31

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved • Adjusted noninterest expense1 up $41 million, or 4% (up 3% excluding impact of NQDC) • Primary drivers: ‒ Compensation and benefits (up 7%) ‒ Marketing expense (up 30%) ‒ Partially offset by other noninterest expense (down 6%) T o ta l n o n in te re s t e xp e n s e ; $ m ill io n s • Adjusted noninterest expense1 up $38 million, or 3% • Primary drivers: ‒ Compensation and benefits (up 15%) ‒ Partially offset by other noninterest expense (down 10%) and marketing expense (down 32%) For end note descriptions, see end note summary starting on page 31

Well diversified commercial portfolio with several potential risk mitigants to recent stresses

COVID-19 high impact portfolios of interest

Total Commercial balances ex. PPP

Restaurants *($1.6BN)*
- ~65% of portfolio in QSR, mostly to top-tier brands and national chains
- Areas of focus: ~35% dine-in focused; supported by concentration in large scale operators and top performing brands with strong sponsorship, and/or access to capital markets

Casinos *($1.6BN)*
- Clients have strong liquidity positions with continued access to capital markets; experienced management teams have executed significant cost reduction plans; ~67% to regional casino operators (incl. Native American-operated)
- Includes casino hotels of approximately $0.8BN
- Areas of focus: ~23% global operators (including Las Vegas) supported by scale, liquidity and experienced management teams

Hotels *($1.4BN)*
- 58% to drivable leisure hotels, where RevPAR has generally rebounded
- Areas of focus: 42% business-oriented hotels which likely face a multi year re-stabilization but are owned by strong, large scale operators with deep experience and broad resources

Retail non-Essential *($1.9BN)*
- C&I borrowers with strong performance given e-commerce disruption; composition almost exclusively either investment grade and well-positioned to weather downturn, or market-conforming ABL structures
- Areas of focus: Retail driven Non-owner occupied CRE (~$1.1BN) supported by Anchor tenant strength, collection rates and liquidity to support re-stabilization

Healthcare Facilities *($2.5BN)*
- Well diversified with long-term clients across broad sectors including Skilled Nursing, Physician Offices, Behavioral Health, Assisted Living and Surgery/Outpatient Centers, etc.
- Areas of focus: Skilled Nursing occupancy supported by top tier national and large regional operators

Leisure Travel *($0.4BN)*
- Well-contained to a few large operators; all have been able to access capital markets to bolster liquidity
- Areas of focus: Seasonal operations impact the speed of full recovery supported by strong liquidity and access to capital

Other *($1.5BN)*
- Other portfolios impacted by COVID-19, including sports ($0.7), fitness ($0.4), and other leisure & recreation industries not listed above

Key takeaways:

- Well diversified commercial portfolio favoring large borrowers with a track record of resilience
- Proactive portfolio monitoring
- Balances ex. PPP declined $0.9BN, or 8%, sequentially
- COVID-19 high impact portfolio payment deferral rate less than 1%
- Excluding PPP, ~65% of C&I high impact portfolio is in shared national credits
- High impact portfolio balances shown include approximately $3.2BN in non-owner occupied CRE (see the following page for more information)
- No changes to composition or definition of COVID-19 High Impact industries

Total COVID High Impact Balances: $10.9 billion, or 10% of total loans & leases down 8% from 3Q20 and down 15% from 2Q20

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© Fifth Third Bancorp | All Rights Reserved

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Apartment Office Home Builder Retail Hospitality Industrial Student Housing Self Storage Non-CRE Collateral Other Casinos COVID high impact Exposures by property typeTotal loans and leases ex. PPP • • • • • • Balance Deferral Rate $1.3BN Crit Rate Other Owner Occupied CRE Non-owner Occupied CRE Hotels Non-essential retail Healthcare Other $1.1BN $0.2BN $0.2BN $0.3BN 67% 54% 18% 0% 8% 5% 0% 0% 0% 6% Total COVID High Impact (all Commercial) $10.9BN Loan balances ex. PPP <1% 33% Non-COVID portfolio Note totals shown above may not foot due to rounding

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Incurred Loss Method CECL Including MB unamortized loan discount Ex. PPP • ACL ratio of 2.41% declined 8 bps sequentially, driven primarily by improved macroeconomic environment and credit results • NCO ratio of 0.43% up 8 bps from the prior quarter and up 2 bps from the year-ago quarter • NPA ratio of 0.79% down 5 bps from the prior quarter • ACL represents 315% of NPLs and 304% of NPAs For end note descriptions, see end note summary starting on page 31

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Commercial and industrial loans Commercial mortgage loans Commercial construction loans Commercial leases Residential mortgage Home equity loans Indirect secured consumer loans Credit card loans Other consumer loans 105 33 297 211 128 285 120 182Reserve for unfunded commitments1 373 1,024 1.86% 1.09% 1.84% 3.86% 0.99% 13.66% 4.19% 1.98% 3.43% 124 29 294 201 132 252 119 172 402 900 2.13% 0.99% 1.85% 3.88% 0.97% 12.55% 3.95% 1.81% 3.79% $s in millions • Allowance for credit losses decreased $131 million • Including the impact of the unamortized discount from the MB loan portfolio, the ACL ratio was 2.53% • Furthermore, excluding the impact of PPP, the ACL ratio would have been 2.65% For end note descriptions, see end note summary starting on page 31; Note, totals shown above may not foot due to rounding

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved • Unprecedented levels of short-term liquidity currently ~21x higher than 2019 average • Loan-to-core deposit ratio of 69% (66% ex. PPP) • ~$104 billion of available liquidity sources • $4.9B in Holding Company cash, sufficient to satisfy all fixed obligations in a stressed environment for ~32 months Fed Reserves Unpledged Investment Securities Available FHLB Borrowing Capacity Current Fed Discount Window Availability ~$33 ~$27 ~$16 ~$28 $s in billions; as of 12/31/2020 • Risk-based capital ratios have meaningfully improved (CET1 up ~60 bps since end of 2019) • Common dividends account for ~55 bps of CET1 per year • Expect to repurchase up to ~$180 million in 1Q21 Common equity tier 1 ratio1 For end note descriptions, see end note summary starting on page 31

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved (including HFS) (FY20 baseline: $4.79BN) (FY20 baseline: $2.92BN) (FY20 baseline: $4.55N) ($ BN; Average Balance) Currently expect yields for all rounds in the 2.4% range, excluding accelerated forgiveness (~$50MM remaining from Waves 1 and 2) Actual Current expectations For end note descriptions, see end note summary starting on page 31; totals shown above may not foot due to rounding

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved (4Q20 baseline: $814MM) (4Q20 baseline: $1.169BN) (including HFS) (4Q20 baseline: $1.185BN) For end note descriptions, see end note summary starting on page 31

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Commercial loans & leases: 5% 1% 0% Commercial and industrial loans 3% 0% 0% Commercial mortgage 15% 3% 1% Commercial construction 7% 3% 0% Commercial leases 4% 0% 0% Consumer Loans: 8% 4% 2% Residential mortgage loans2 9% 7% 4% Home equity 4% 3% 0% Indirect secured consumer loans 10% 1% 2% Credit card 7% 1% 1% Other consumer loans 4% 1% 0% Total loans and leases 6% 2% 1% 12/31/20 % of Total loans ex. HFS In payment deferral programs1 6/30/20 • ~18% of consumer exits (ex. mortgage) have re-enrolled in additional hardship relief • ~30% of mortgage balances in program represent borrowers making 1 or more payments despite the relief • $0.9BN of mortgages as of 12/31 have exited forbearance; ~85% of initial hardship mortgage borrowers are either still in COVID-19 relief programs or exited and in good standing (i.e. not delinquent) • ~92% of consumer exits (ex. mortgage-related) are current3 All percentages shown represent balances rather than accounts 9/30/20 As of: • <3% of commercial exits have requested additional payment relief • Commercial clients representing ~$8BN in loan balances have been granted covenant relief • COVID-19 high impact portfolio payment deferral rate less than 1% • ~98% of commercial exits are current3 Commercial: Consumer: For end note descriptions, see end note summary starting on page 31

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Floors Swaps ($3BN @ 2.25% 1-month LIBOR strike) ($8BN @ 3.02% receive fixed / pay 1-month LIBOR) Notional value of cash flow hedges ($ Billions) Assuming no change to 1ML beyond 1/21/2021

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved 100% Fix | 0% Variable 65% Fix | 35% Variable $21.3BN fixed 3 | $42.9BN variable 1,2 $31.5BN fixed | $8.3BN variable 1 $12.1BN fixed | $2.9BN variable 4 • 1ML based: 54%6 • 3ML based: 7%6 • Prime based: 5%6 • Other based: 1%6,9 • Weighted avg. life: 1.7 years • 1ML based: 2%7 • 12ML based: 2%7 • Prime based: 17%7 • Weighted avg. life: 2.9 years • 1ML based: 8%8 • 3ML based: 11%8 • Weighted avg. life: 4.1 years C&I 36% Fix | 64% Variable Coml. mortgage 21% Fix | 79% Variable Coml. lease 100% Fix | 0% Variable Resi mtg.& construction 95% Fix | 5% Variable Auto/Indirect 100% Fix | 0% Variable Home equity 9% Fix | 91% Variable Senior debt 81% Fix | 19% Variable Sub debt 77% Fix | 23% Variable Auto securiz. proceeds 100% Fix | 0% VariableComl. construction 1% Fix | 99% Variable Credit card 15% Fix | 85% Variable Other 63% Fix | 37% Variable Other 85% Fix | 15% Variable • 59% allocation to bullet/ locked-out cash flow securities • Yield: 3.10% • Effective duration of 4.45 • Net unrealized pre-tax gain: $2.5BN • 98% AFS Level 1 100% Fix | 0% Variable Level 2A Non-HQLA/ Other • • Includes $3.3BN non-agency CMBS (All super-senior, AAA-rated securities; 63% WA LTV, ~40% credit enhancement) For end note descriptions, see end note summary starting on page 31; totals shown above may not foot due to rounding

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved • As of December 31, 2020, 49% of HFI loans were variable rate net of existing hedges (61% of total commercial; 21% of total consumer)1 • ~87% of $47BN commercial portfolio indexed to 1ML have floors at or above a 0% • Investment portfolio effective duration of 4.42 • Short-term borrowings represent approximately 8% of total wholesale funding, or 1% of total funding • Approximately $12.6 billion in non-core funding matures beyond one year • 70% up beta on all interest-bearing deposit and sweep balances3 • No modeled re-pricing lag on deposits • Utilizes forecasted balance sheet with $5BN DDA runoff (per 100 bps rate movement) assumed in up rate scenarios representing 25% of the commercial DDA volatile balances • Weighted interest-bearing deposit floor of 5 bps ALCO policy l imit Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months 2.93% 7.73% (4.00%) (6.00%) +100 Ramp over 12 months 1.69% 4.95% NA NA % Change in NII (FTE) Betas 25% higher Betas 25% lower Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months (0.95%) 0.65% 6.81% 14.81% +100 Ramp over 12 months (0.25%) 1.44% 3.62% 8.46% % Change in NII (FTE) $1BN balance decline $1BN balance increase Change in Interest Rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months 2.71% 7.28% 3.15% 8.19% +100 Ramp over 12 months 1.58% 4.72% 1.80% 5.18% For end note descriptions, see end note summary starting on page 31

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved $ millions – excl. Retail Brokered & Institutional CDs Demand 28% Interest checking 23% Savings/ MMDA 24%Consumer time 1% Foreign Office <1% Non-core deposits 1% Short term borrowings 1% Other liabilities 3% Equity 11% Long- term debt 7% • Holding Company cash as of December 31, 2020: $4.9B • Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~32 months (debt maturities, common and preferred dividends, interest, and other expenses) without accessing capital markets, relying on dividends from subsidiaries or any other actions • The Holding Company did not issue long-term debt in 4Q20 • The Holding Company did not have long-term debt maturities in 4Q20 • The Bank did not issue long-term debt in 4Q20 • The Bank did not have long-term debt maturities in 4Q20 • Available and contingent borrowing capacity (4Q20): ‒ FHLB ~$16.4B available, ~$16.6B total ‒ Federal Reserve ~$27.7B As of 12/31/2020 Fifth Third Bancorp Fifth Third Bank Fifth Third Financial Corp Note: totals shown above may not foot due to rounding

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved $ millions $ billions • Mortgage banking revenue decreased $51 million from prior quarter and decreased $48 million from year-ago quarter • $3.9 billion in originations, up 4% compared to the year-ago quarter and down 13% from prior quarter; 33% purchase volume • 4Q20 mortgage banking drivers: ‒ Decline in origination volumes due to capacity pressures ‒ Decision to retain approximately $250 million of retail origination volume this quarter ‒ Margin compression in both retail and correspondent ‒ Incremental unfavorable MSR valuation Originations HFS Originations HFI Margin Origination fees and gains on loan sale Gross servicing fees MSR decayNet MSR Valuation For end note descriptions, see end note summary starting on page 31; totals shown above may not foot due to rounding

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved $ Millions; pre-tax Includes deferred 2019 benefit For end note descriptions, see end note summary starting on page 31

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Average portfolio balance NCOs as a % of average portfolio loans For end note descriptions, see end note summary starting on page 31

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved $ millions $ millions $ millions For end note descriptions, see end note summary starting on page 31

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved $18 Minimum wage 60% Women in workforce 27% Persons of color in workforce $63MM Diverse supplier spend $2.8BN commitment To accelerate racial equity, equality and inclusion 147,293 Hours of community service 5.2MM Meals provided For more information, our inaugural ESG Report and dedicated ESG pages are available through our investor relations website $8BN Sustainable Financing goal announced A- 2019 & 2020 CDP Leadership Score 100% Renewable energy achieved (August 2019) 16% Energy consumption since 2014 22% Water consumption since 2014 33% Board gender diversity Outstanding $35.5BN Community Commitment delivered 2016-2020 156,000 Customer hardship requests executed Winning “W” Company 2020 WOB Achieved carbon neutrality for our operations in 2020 Scopes 1, 2 and 3 (business travel)

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved • $30 million pre-tax (~$23 million after-tax2) charge related to the valuation of the Visa total return swap • $27 million pre-tax (~$21 million after-tax2) charge related to net business acquisition and disposition charges • $25 million pre-tax (~$19 million after-tax2) charge related to Fifth Third Foundation contribution expense • $21 million pre-tax (~$16 million after-tax2) charge related to branch and non-branch real estate charges • $5 million pre-tax (~$4 million after-tax2) in expenses related to COVID-193 • $13 million tax benefit due to one-time state tax adjustments For end note descriptions, see end note summary starting on page 31

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved For the Year Ended $ and shares in millions December September June March December (unaudited) 2020 2020 2020 2020 2019 2020 Add: Intangible amortization, net of tax 9 9 9 10 11 38 Less: Average goodwill (4,261) (4,261) (4,261) (4,251) (4,260) (4,258) Average intangible assets and other servicing rights (151) (164) (178) (193) (194) (172) Less: average accumulated other comprehensive income ("AOCI") (2,623) (2,919) (2,702) (1,825) (1,416) (2,519) Valuation of Visa total return swap 30 22 29 22 44 103 Private equity write-down - - - 15 - 15 Fifth Third Foundation contribution 25 - - - 20 25 Gain recognized from Worldpay TRA transaction - - - - (345) - Unfavorable credit valuation adjustment (CVA) - - - 36 - 36 Restructuring severance expense - 19 - - - 19 Branch and non-branch real estate charges 21 19 12 - - 52 COVID-19-related expenses2 5 5 12 - - 22 FHLB debt extinguishment charge - - 6 - - 6 Net business acquis ition, disposition, and merger-related charges 27 - 9 7 9 43 One-time state tax adjustments (13) - - - - (13) - - - - (13) For the Three Months Ended For end note descriptions, see end note summary starting on page 31; totals shown above may not foot due to rounding

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved For end note descriptions, see end note summary starting on page 31; totals shown above may not foot due to rounding For the Three Months Ended For the Year Ended $ and shares in millions December September June March December (unaudited) 2020 2020 2020 2020 2019 2020 Net interest income (U.S. GAAP) (b) $1,182 $1,170 $1,200 $1,229 $1,228 $4,782 Add: Taxable equivalent adjustment 3 3 3 4 4 13 Valuation of Visa total return swap 30 22 29 22 44 103 Net business disposition charges 11 - - - - 11 Branch and non-branch real estate charges - 10 12 - - 22 Private equity write-down - - - 15 - 15 Gain recognized from Worldpay TRA transaction - - - - (345) - Add: Securities (gains)/losses (14) (51) (21) 24 (10) (62) Fifth Third Foundation contribution (25) - - - (20) (25) Branch and non-branch real estate charges (21) (9) - - - (30) Business acquisition and merger-related expenses (16) - (9) (7) (9) (32) COVID-19-related expenses1 (5) (5) (12) - - (22) Restructuring severance expense - (19) - - - (19) FHLB debt extinguishment charge - - (6) - - (6) Unfavorable credit valuation adjustment (CVA) - - - (36) - (36)

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved 1. Reported ROTCE, NIM, pre-provision net revenue, and efficiency ratio are non-GAAP measures: all adjusted figures are non-GAAP measures; see reconciliation on pages 29 and 30 of this presentation and the use of non-GAAP measures on pages 26-28 of the earnings release; for reconciliation of adjusted EPS, see page 28 of this presentation. 2. Allowance for credit losses as a percentage of portfolio loans and leases. 3. Current period regulatory capital ratios are estimated. 1. Available-for-sale debt and other securities at amortized cost; previous disclosures included available-for-sale equity securities which are disclosed separately in the financial results. 1. Results are on a fully-taxable equivalent basis; non-GAAP measure: see reconciliation on pages 29 and 30 of this presentation and use of non-GAAP measures on pages 26-28 of the earnings release. 1. Non-GAAP measure: see reconciliation on pages 29 and 30 of this presentation and use of non-GAAP measures on pages 26-28 of the earnings release. 1. Non-GAAP measure: see reconciliation on pages 29 and 30 of this presentation and use of non-GAAP measures on pages 26-28 of the earnings release. 1. Excludes HFS loans. 1. 4Q20 commercial and consumer portfolio make up $130M and $42M, respectively, of the total reserve for unfunded commitments. 1. Current period regulatory capital ratios are estimated. 1. Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the earnings release. 1. Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the earnings release. 1. Includes loans and leases that are still in initial payment relief period (residential mortgage loans) and loans that have requested additional relief (including those who requested additional relief). 2. Excludes loans previously sold to GNMA that the Bancorp had the option to repurchase as a result of forbearance. 3. For loans still in an active relief period, past due status is based on the borrower's status as of March 1, 2020, as adjusted based on the borrower's compliance with modified loan terms.

Earnings presentation end notes

Slide 20 end notes

Note: Data as of 12/31/20.
1. Excludes HFS Loans & Leases.
2. Fifth Third had $11B of variable loans classified as fixed given the impacts of $3BN in floors with a 2.25% 1ML strike and $8BN in receive-fix swaps.
3. Excludes ~$5BN in Small Business Administration Paycheck Protection Program (PPP) loans.
4. Fifth Third had $705MM 3ML receive-fix swaps and $1.25B 1ML receive-fix swaps outstanding against long-term debt, which are being included in floating, long-term debt with swaps outstanding reflected at fair value.
5. Effective duration of the taxable available for sale portfolio.
6. As a percent of total commercial, excluding PPP loans.
7. As a percent of total consumer.
8. As a percent of total long-term debt.
9. Includes 12ML, 6ML, and Fed Funds based loans.

Slide 21 end notes

Note: Data as of 12/31/20; actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies.
1. Excludes ~$5BN in Small Business Administration Paycheck Protection Program (PPP) loans.
2. Effective duration of the taxable available for sale portfolio.
3. Re-pricing percentage or "beta" is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve.

Slide 23 end notes

1. Gain-on-sale margin represents gains on all loans originated for sale.

Slide 24 end notes

1. Assumes FIS will have sufficient taxable income to utilize TRA related deductions and have a marginal tax rate of 25%.
2. See forward-looking statements on page 2.

Slide 25 end notes

1. All Balances are in billions.

Slide 26 end notes

1. Loan balances exclude nonaccrual loans HFS.

Slide 28 end notes

1. Average diluted common shares outstanding (thousands); 722,096; all adjusted figures are non-GAAP measures; see reconciliation on pages 29 and 30 of this presentation and the use of non-GAAP measures on pages 26-28 of the earnings release.
2. Assumes a 23% tax rate.
3. COVID-19 related expenses include incremental costs incurred for enhanced cleaning measures, personal protective equipment, and other supplies in response to the COVID-19 pandemic.

Slide 29 end notes

Note: See pages 26-28 of the earnings release for a discussion on the use of non-GAAP financial measures.
1. Assumes a 23% tax rate, except for merger-related expenses impacted by certain non-deductible items
2. COVID-19 related expenses include incremental costs incurred for enhanced cleaning measures, personal protective equipment, and other supplies in response to the COVID-19 pandemic.

Slide 30 end notes

Note: See pages 26-28 of the earnings release for a discussion on the use of non-GAAP financial measures.
1. COVID-19 related expenses include incremental costs incurred for enhanced cleaning measures, personal protective equipment, and other supplies in response to the COVID-19 pandemic.

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© Fifth Third Bancorp | All Rights Reserved